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     EXHIBIT 4-3
     Rosedale Decorative Products Ltd.
     INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO
     RD
     SEE REVERSE SIDE FOR
     CERTAIN DEFINITIONS
     CUSIP 777335 10 0

     This is to Certify that
     is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR
     VALUE, OF
     Rosedale Decorative Products Ltd. (hereinafter called the "Corporation"). The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. IN WITNESS WHEREOF the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

     Dated:
     Secretary
     Chairman of the Board
     Countersigned and Registered:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
     Transfer Agent
     and Registrar

     By
     Authorized Signature


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     EXHIBIT 4-3
     Rosedale Decorative Products Ltd..
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM   as tenants in common
     TEN ENT   as tenants by the entireties
     JT TEN    as joint tenants with the right of survivorship
                 and not as tenants in common
     UNIF GIFT MIN ACT    (Cust)      Custodian     (Minor)
               under Uniform Gifts to Minors Act (State)

     Additional abbreviations may also be used though not in the above list.

     For Value received, hereby sell, assign and transfer unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
     Dated:
         In the presence of
     Signature
     Signature

     NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE


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     IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
     WHATEVER.


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